Van Kampen Value Opportunities Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Saic   10/12  75,000  $15.00 $1,125,   8,700    0.01%  0.05%   Morgan   Bear
 Inc.    /06    ,000            000                             Stanle  Stearn
                                                                  y,       s
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Stifel
                                                                Nicola
                                                                 us,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y,
                                                                Mellon
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Stephe
                                                                  ns
                                                                 Inc.

Fortre  2/8/0    -     $18.50 $634,29  34,800    0.10%  0.23%   Goldma  Lehman
  ss      7                    1,000                              n,    Brothe
Invest                                                          Sachs     rs
 ment                                                           & Co.,
 Group                                                          Lehman
                                                                Brothe
                                                                 rs,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties